UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020 (January 21, 2020)

CoJax Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey Guzy, Chief Financial Officer

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020, the Board of Directors (the “Board”) of CoJax Oil and Gas Corporation, a Virginia corporation, (“Company”) received and accepted the formal resignation of Jeffrey Delancey from his positions as a director and the Chief Executive Officer of the Company, effective as of January 21, 2020. Mr. Delancey’s resignation was not due to any disagreement with Company or its Board or management on any matter relating to Company’s operations, policies, practices or otherwise.

With the resignation of Mr. Delancey, Mr. Jeffrey Guzy is the sole director of the Company.  The Board intends to appoint a new director to the Board to fill the vacant seat created by Mr. Delancey’s resignation as soon as an eligible, qualified candidate is identified by the Company. The Board believes that diversity can strengthen board performance and is actively searching for women and other candidates with diverse backgrounds and experiences. Due to the early stage development status of Company’s business, the time frame for locating qualified candidates willing to serve is uncertain.

On January 22, 2020, Mr. Jeffrey Guzy, as the sole director and sole Common Stock shareholder of the Company, appointed himself as the new Chief Executive Officer of the Company.  The Company is looking for a chief financial officer to allow Mr. Guzy to focus on his chief executive officer duties.

The terms of the employment agreement for Mr. Guzy as chief executive officer will be disclosed and the employment agreement will be filed as an exhibit to an Amendment to this Current Report on Form 8-K, upon the signing of that employment agreement.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

10.1Employment Agreement by CoJax Oil and Gas Corporation and Jeffrey Guzy, as Chief

Executive Officer, to be filed by Amendment to this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COJAX OIL AND GAS CORPORATION

Date: January 22, 2020	By:	/s/ Jeffrey Guzy

Jeffrey Guzy, Chief Financial Officer

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

10.1Employment Agreement by CoJax Oil and Gas Corporation and Jeffrey Guzy, as Chief

Executive Officer, to be filed by Amendment to this Current Report on Form 8-K